UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2015
DELEK US HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32868 (Commission File Number)	52-2319066 (IRS Employer Identification No.)

7102 Commerce Way Brentwood, Tennessee (Address of principal executive offices)	37027 (Zip Code)

Registrant's telephone number, including area code: (615) 771-6701

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:

On May 20, 2015, Delek US Holdings, Inc. (the "Company") filed a Current Report on Form 8-K (the "Form 8-K") to report the Company's acquisition from Alon Israel Oil Company, Ltd. ("Alon Israel") of approximately 33.7 million shares of common stock (the "ALJ Shares") of Alon USA Energy, Inc. (NYSE: ALJ) ("Alon USA") on May 14, 2015 (the "Alon Acquisition"). The ALJ Shares represent an equity interest in Alon USA of approximately 48 percent. In response to Item 9.01(a) and Item 9.01(b) of the Form 8-K, the Company indicated that it would file the required financial information by amendment, as permitted by Item 9.01(a)(4) and Item 9.01(b)(2). The Company hereby amends the Form 8-K to provide the required financial information.  Except for the financial information filed as Exhibits 99.2 and 99.3 and the consent of KPMG LLP filed as Exhibit 23.1 hereto, no amendments or updates are being made to the Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The financial statements required by this Item for the acquisition described in Item 2.01 of the Form 8-K are included as Exhibit 99.2 to this Form 8-K/A and are incorporated herein by reference.

(b)	Pro forma financial information.

The financial statements required by this Item for the acquisition described in Item 2.01 of the Form 8-K are included as Exhibit 99.2 to this Form 8-K/A and are incorporated herein by reference.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

10.1
Second Amended and Restated Financing Agreement, dated May 14, 2015, among Lion Oil Company as borrower, certain subsidiaries of Lion Oil Company named therein as guarantors, the various institutions from time to time party to this Agreement, as Lenders, Fifth Third Bank as Administrative Agent and Lead Collateral Agent and Bank Hapoalim B.M., as Designated Account Collateral Agent (Incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K filed on May 20, 2015).

23.1	Consent of KPMG LLP.

99.1	Press release of Delek US Holdings, Inc. issued May 14, 2015 (Incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K filed on May 20, 2015).

99.2
Audited financial statements of Alon Energy USA, Inc. as of December 31, 2014 and 2013, and for each of the years ended December 31, 2014, 2013 and 2012 and unaudited financial statements of Alon Energy USA, Inc. as of March 31, 2015 and for the three months ended March 31, 2015 and 2014.

99.3
Unaudited pro forma condensed consolidated statements of income for the three months ended March 31, 2015 and the year ended December 31, 2014, which give effect to the Alon Acquisition as if it had occurred on January 1, 2014 and the unaudited pro forma condensed consolidated balance sheet as of March 31, 2015, which gives effect to the Alon Acquisition as if it had occurred on March 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 17, 2015	DELEK US HOLDINGS, INC.

/s/ Assaf Ginzburg
Name: Assaf Ginzburg
Title: EVP / Chief Financial Officer

Exhibit No.    Description

10.1
Second Amended and Restated Financing Agreement, dated May 14, 2015, among Lion Oil Company as borrower, certain subsidiaries of Lion Oil Company named therein as guarantors, the various institutions from time to time party to this Agreement, as Lenders, Fifth Third Bank as Administrative Agent and Lead Collateral Agent and Bank Hapoalim B.M., as Designated Account Collateral Agent (Incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K filed on May 20, 2015).

23.1	Consent of KPMG LLP.

99.1	Press release of Delek US Holdings, Inc. issued May 14, 2015 (Incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K filed on May 20, 2015).

99.2
Audited financial statements of Alon Energy USA, Inc. as of December 31, 2014 and 2013, and for each of the years ended December 31, 2014, 2013 and 2012 and unaudited financial statements of Alon Energy USA, Inc. as of March 31, 2015 and for the three months ended March 31, 2015 and 2014.

99.3
Unaudited pro forma condensed consolidated statements of income for the three months ended March 31, 2015 and the year ended December 31, 2014, which give effect to the Alon Acquisition as if it had occurred on January 1, 2014 and the unaudited pro forma condensed consolidated balance sheet as of March 31, 2015, which gives effect to the Alon Acquisition as if it had occurred on March 31, 2015.